EXHIBIT 10.1

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PMT ISSUER TRUST – FMSR,

as Issuer

and

Citibank, N.A.,

as Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary

and

PENNYMAC CORP.

as Servicer and Administrator

and

CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC

as Administrative Agent

__________

AMENDMENT NO. 5
Dated as of June 28, 2022

to the

Base Indenture
Dated as of December 20, 2017

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This Amendment No. 5 (this “Amendment”) to the Base Indenture (as defined below) is entered into as of June 28, 2022, by and among PMT ISSUER TRUST – FMSR, a statutory trust organized under the laws of the State of Delaware (the “Issuer”), CITIBANK, N.A. (“Citibank”), a national banking association, in its capacity as Indenture Trustee (the “Indenture Trustee”), and as calculation agent, paying agent and securities intermediary, PENNYMAC CORP., a corporation organized under the laws of the State of Delaware (“PMC”), as servicer and as administrator, and CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC (“CSFB”), a Delaware limited liability company, as an administrative agent (in such capacity, the “Administrative Agent”), and is consented to by each of CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Buyer (in such capacity, “Buyer”) under the Series 2017-VF1 Master Repurchase Agreement (as defined below) and CITIBANK, N.A, as Buyer (in such capacity, “Buyer”) under the Series 2017-VF1 Master Repurchase Agreement (as defined below).  Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Base Indenture (as defined below).

W I T N E S S E T H:

WHEREAS, the Issuer, Citibank, as Indenture Trustee, as calculation agent (in such capacity, the “Calculation Agent”), as paying agent (in such capacity, the “Paying Agent”) and as securities intermediary (in such capacity, the “Securities Intermediary”), the Administrator, the Servicer and the Administrative Agent are parties to that certain Base Indenture, dated as of December 20, 2017 (the “Existing Base Indenture” and, as amended, restated, supplemented, or otherwise modified from time to time, the “Base Indenture”);

WHEREAS, the Issuer, the Indenture Trustee, the Administrator, the Servicer and the Administrative Agent have agreed, subject to the terms and conditions of this Amendment, that the Existing Base Indenture be amended to reflect certain agreed upon revisions to the terms of the Existing Base Indenture;

WHEREAS, pursuant to Section 12.1(b) of the Existing Base Indenture, the Issuer, the Indenture Trustee, the Administrator, the Servicer and the Administrative Agent (in its sole and absolute discretion) without the consent of any of the Noteholders or any other Person, upon delivery of an Issuer Tax Opinion unless such Issuer Tax Opinion is waived by the Series Required Noteholders of each Outstanding Series, for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Existing Base Indenture or modifying in any manner the rights of the Noteholders of the Notes under the Existing Base Indenture or any other Transaction Document; provided, however, that (i) the Issuer shall deliver to the Indenture Trustee an Officer’s Certificate to the effect that the Issuer reasonably believes that such amendment could not have a material Adverse Effect on any Outstanding Notes and is not reasonably expected to have a material Adverse Effect at any time in the future, and (ii) if any Outstanding Notes are then rated by a Note Rating Agency, (1) each such Note Rating Agency confirms in writing to the Indenture Trustee that such amendment will not cause a Ratings Effect on any Outstanding Notes or (2) if the Administrator and the Administrative Agents determine in their reasonable judgment that an applicable Note Rating Agency no longer provides such written confirmation described in the foregoing clause (1), (a) the Administrator shall provide notice of such amendment to the related Note Rating Agency and (b) the Administrative Agent shall have provided their prior written consent to such amendment;

WHEREAS, pursuant to Section 12.3 of the Existing Base Indenture, the Issuer shall also deliver to the Indenture Trustee an Opinion of Counsel stating that the execution of such amendment to the Existing Base Indenture is authorized and permitted by the Existing Base Indenture and that all conditions precedent thereto have been satisfied (the “Authorization Opinion”), and pursuant to Section 1.3 of the Existing Base Indenture, the Issuer will furnish to the Indenture Trustee (1) an Officer’s Certificate stating that all conditions precedent, if any, provided for in the Existing Base Indenture relating to the proposed action have been complied with, and (2) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with;

WHEREAS, pursuant to Section 11.1 of the Trust Agreement, prior to the execution of any amendment to any Transaction Documents to which the Trust is a party, the Owner Trustee is entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by the Trust Agreement and that all conditions precedent have been met; and

WHEREAS, pursuant to Section 6.23 of the Amended and Restated Master Repurchase Agreement, dated as of June 29, 2018, by and among the Administrative Agent, PMC, as Seller and the Buyers (the “Series 2017-VF1 Master Repurchase Agreement”), PMC is required to receive the consent of the Buyers prior to the Seller consenting to any modification, amendment or termination of the Base Indenture.

NOW THEREFORE, in consideration of the premises and mutual agreements herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Issuer, the Indenture Trustee, the Administrator, the Servicer and the Administrative Agent hereby agree as follows:

SECTION 1.  Amendments to the Existing Base Indenture.

(a)Section 3.3(d) is hereby amended by deleting in its entirety and replacing it with the following:

(d) Annual Lien Opinion.  Within one hundred (100) days after the end of each fiscal year of the Administrator, beginning with the fiscal year ending on December 31, 2017, the Administrator shall deliver to the Indenture Trustee an Opinion of Counsel from outside counsel to the effect that, subject to the Acknowledgment Agreement and the Fannie Mae Requirements, (i) the Indenture Trustee has a perfected security interest in the Participation Certificates identified in an exhibit to such opinion, and that, based on a review of UCC search reports (copies of which shall be attached thereto) and review of other certifications and other materials, (x) there are no UCC-1 filings indicating an Adverse Claim with respect to such Participation Certificates that has not been released, (y) either (A) stating that, from the date of the previous annual lien opinion until the date of the opinion for the current fiscal year, in the opinion of such counsel, such action has been taken with respect to the execution and filing of any financing statements and continuation statements as is necessary to maintain the perfected security interest of the Indenture Trustee in the Participation Certificates or (B) stating that in the opinion of such counsel no such action was necessary to maintain such lien and security interest and (z) stating any actions that, in the opinion of such counsel, will need to be taken by the Administrator with respect to the execution and filing of any financing statements and continuation statements in order to maintain the perfected security interest of the Indenture Trustee in the Participation Certificate through April 10 in the following year, and (ii) the Issuer has a perfected security interest in the Repurchase Assets under the PC Repurchase Agreement, and that, based on a review of UCC search reports (copies of which shall be attached thereto) and review of other certifications and other materials, (x) there are no UCC-1 filings indicating an Adverse Claim with respect to such Repurchase Assets that has not been released, (y) either (A) stating that, from the date of the previous annual lien opinion until the date of the opinion for the current fiscal year, in the opinion of such counsel, such action has been taken with respect to the execution and filing of any financing statements and continuation statements as is necessary to maintain the perfected security interest of the Issuer in the Repurchase Assets or (B) stating that in the opinion of such counsel no such action was necessary to maintain such lien and security interest and (z)

stating any actions that, in the opinion of such counsel, will need to be taken by the Administrator with respect to the execution and filing of any financing statements and continuation statements in order to maintain the perfected security interest of the Issuer in the Repurchase Assets through April 10 in the following year.

(b)	Section 7.4(c) is hereby amended by deleting in its entirety and replacing it with the following:

(c)Any Distributable Funds received by the Indenture Trustee shall be applied first, to satisfy any costs and expenses of the Indenture Trustee, the transferee servicer or any of their affiliates in connection with any of the transactions contemplated by any of the Transaction Documents and second, to reduce the other obligations.

(c)Appendix A of the Existing Base Indenture is hereby amended by reordering the definition of “Advance Reimbursement Amount” to be in proper alphabetical order.

(d)Appendix A of the Existing Base Indenture is hereby amended by adding the following definitions in proper alphabetical order:

“Adjusted Termination Fee” means, if Fannie Mae terminates the Servicer’s contractual right to service without cause, the positive difference (if any) of (i) the termination fee calculated in accordance with the Fannie Mae Servicing Guide minus (ii)(A) the Gross Proceeds, or (B) the Appraised Market Value, whichever is applicable.

“Available Amount” means the sum of: (a) either (i) if Fannie Mae chooses to market the New Servicing Rights, the Gross Proceeds, or (ii) if Fannie Mae chooses to keep the Servicing Rights, the Appraised Market Value, plus, if applicable, (b) the Adjusted Termination Fee (if any).

(e)Appendix A of the Existing Base Indenture is hereby amended by deleting the definitions of “Distributable Funds”, “Gross Proceeds” and “Net Proceeds” in their entirety and replacing them with the following:

“Distributable Funds” means (i) with respect to the 2018-FT1 Notes, any Net Proceeds available for distribution and (ii) with respect to any other Notes, an amount equal to the Available Amount less the Minimum Reserve Amount.

“Gross Proceeds” means the amount accepted by Fannie Mae for the New Servicing Rights plus, solely in the case of the 2018-FT1 Notes, any termination fees due to the Servicer under the Fannie Mae Lender Contract.

“Net Proceeds” means, with respect to the 2018-FT1 Notes, either (A) the Gross Proceeds minus the Minimum Reserve Amount, if Fannie Mae chooses to market the New Servicing Rights, or (B) the Appraised Market Value (plus any termination fee due to the Servicer under the Fannie Mae Lender Contract) minus the Minimum Reserve Amount, if Fannie Mae chooses to keep the Servicing Rights.

SECTION 2.  Consent, Authorization and Direction.

(a)Each of the Issuer, the Buyers, the Indenture Trustee, the Administrator, the Servicer, the Owner Trustee and the Administrative Agent hereby consents to this Amendment, with such consent being evidenced by the execution and delivery of this Amendment.

(b)PMC hereby authorizes the Owner Trustee to execute and deliver, on behalf of the Issuer, this Amendment, with such authorization being evidenced by the execution and delivery of this Amendment by PMC. PMC hereby certifies that it is the sole Certificateholder under the Trust Agreement (in such capacity, the “Owner”) with the authority to instruct the Owner Trustee under Section 6.3 of the Trust Agreement and that the above referenced actions are duly authorized pursuant to the Trust Agreement and are not in violation of the terms of the documents to which the Trust is a party. In addition, the Owner agrees that all action taken by the Owner Trustee in connection with this instruction is covered by the fee and indemnification provisions set forth in the Trust Agreement and that the Owner Trustee shall be fully indemnified by the undersigned in connection with action taken pursuant to this instruction.

(c)The Indenture Trustee is hereby authorized and directed to execute (i) that certain Acknowledgment Agreement, dated as of the date hereof, (ii) that certain Series 2021-FT1 Indenture Supplement, dated as of the date hereof, and (iii) any other documents related to the issuance of the Series 2021-FT1 Notes.

SECTION 3.	Conditions to Effectiveness of this Amendment. This Amendment shall be effective as of the date hereof, upon the occurrence of the following:

(a)	the execution and delivery of this Amendment by all parties hereto;

(b)prior notice to each Note Rating Agency that is presently rating any Outstanding Notes and each Note Rating Agency currently rating the Outstanding Notes confirms in writing to the Indenture Trustee that this Amendment will not cause a Ratings Effect on any Outstanding Notes;

(c)the delivery of an Authorization Opinion;

(d)the delivery of an Issuer Tax Opinion;

(e)the Issuer shall have furnished to the Indenture Trustee (1) an Officer’s Certificate stating that (i) all conditions precedent, if any, provided for in the Base Indenture relating to the proposed action have been complied with and (ii) the Issuer reasonably believes that this amendment could not have a material Adverse Effect on any Outstanding Notes and is not reasonably expected to have a material Adverse Effect at any time in the future and (2) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with; and

(f)the delivery of an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by the Trust Agreement and that all conditions precedent have been met.

SECTION 4. No Default; Representations and Warranties. PMC and the Issuer hereby represents and warrants to the Indenture Trustee and the Administrative Agent that as of the date hereof it is in compliance with all the terms and provisions set forth in the Existing Base Indenture on its part to be observed or performed and remains bound by the terms thereof, and that no Event of Default has occurred or is continuing on the date hereof, and hereby confirms and reaffirms the representations and warranties contained in Section 9.1 of the Existing Base Indenture.

SECTION 5.  Single Agreement.  Except as expressly amended and modified by this Amendment, all of the terms and conditions of the Existing Base Indenture remain in full force and effect and are hereby reaffirmed.

SECTION 6. Successors and Assigns.  This Amendment shall be binding upon the parties hereto and their respective successors and assigns.

SECTION 7.  Severability.  Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

SECTION 8.  GOVERNING LAW.  THIS AMENDMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT, TORT OR OTHERWISE) BASED UPON, ARISING UNDER OR RELATED TO OR IN CONNECTION WITH THIS AMENDMENT, THE TRANSACTIONS CONTEMPLATED BY THIS AMENDMENT, THE RELATIONSHIP OF THE PARTIES HERETO, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES HERETO WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, INCLUDING THE STATUTES OF LIMITATIONS AND OTHER PROCEDURAL LAWS THEREOF, WITHOUT REFERENCE TO THE CONFLICT OF LAW PRINCIPLES THEREOF (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, WHICH SHALL APPLY) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

SECTION 9.  Counterparts.  This Amendment may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.  The parties agree that this Amendment may be accepted, executed or agreed to through the use of an electronic signature in accordance with the Electronic Signatures in Global and National Commerce Act, 15 U.S.C. § 7001 et seq, Official Text of the Uniform Electronic Transactions Act as approved by the National Conference of Commissioners on Uniform State Laws at its Annual Conference on July 29, 1999 and any applicable state law. Any document accepted, executed or agreed to in conformity with such laws will be binding on all parties hereto to the same extent as if it were physically executed and each party hereby consents to the use of any secure third party electronic signature capture service with appropriate document access tracking, electronic signature tracking and document retention.

SECTION 10. Owner Trustee Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this Amendment is executed and delivered by Wilmington Savings Fund Society, FSB (“WSFS”), not individually or personally but solely in its capacity as Owner Trustee under the Trust Agreement, in the exercise of the powers and authority conferred and vested in it thereunder, (b) each of the representations, warranties, undertakings, obligations and agreements herein made on the part of the Issuer is made and intended not as personal representations, warranties, undertakings, obligations and agreements by WSFS but is made and intended for the purpose of binding only, and is binding only on, the Issuer, (c) nothing herein contained shall be construed as creating any liability on WSFS, individually or personally, to perform any covenant or obligation of the Issuer, either expressed or implied, contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, (d) WSFS has not made and will not make any investigation as to the accuracy or completeness of any representations or warranties made by the Issuer in this Amendment or any related document delivered pursuant hereto and (e) under no circumstances shall WSFS be personally liable for the payment of any indebtedness, indemnities or expenses of the Issuer, or be liable for the performance, breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer or by WSFS as Owner Trustee on behalf of the Issuer under this Amendment or any other related documents, as to all of which recourse shall be had solely to the assets of the Issuer.

[Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed as of the date first above written.

PMT ISSUER TRUST - FMSR, as Issuer

By: Wilmington Savings Fund Society, FSB, not in its individual capacity but solely as Owner Trustee

By:  /s/ Mary Emily Pagano

Name: Mary Emily Pagano

Title:  Assistant Vice President

[PMT ISSUER TRUST - FMSR – Amendment No. 5 to Base Indenture]

CITIBANK, N.A., as Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary and not in its individual capacity

By:  /s/ Valerie Delgado

Name: Valerie Delgado

Title:   Senior Trust Officer

[PMT ISSUER TRUST - FMSR – Amendment No. 5 to Base Indenture]

PENNYMAC CORP.,

as Servicer and as Administrator

By:  /s/ Pamela Marsh

Name: Pamela Marsh

Title:  Senior Managing Director and Treasurer

[PMT ISSUER TRUST - FMSR – Amendment No. 5 to Base Indenture]

CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC, as Administrative Agent

By:  /s/ Dominic Obaditch

Name:  Dominic Obaditch

Title:   Vice President

[PMT ISSUER TRUST - FMSR – Amendment No. 5 to Base Indenture]

Consented By:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Buyer under the Series 2017-VF1 Master Repurchase Agreement

By:  /s/ Dominic Obaditch

Name:  Dominic Obaditch

Title:    Authorized Signatory

By:  /s/ Margaret Dellafera

Name:  Margaret Dellafera

Title:    Authorized Signatory

[PMT ISSUER TRUST - FMSR – Amendment No. 5 to Base Indenture]

Consented By:

CITIBANK, N.A., as a Buyer under the Series 2017-VF1 Master Repurchase Agreement

By:  /s/ Arunthathi Theivakumaran

Name: Arunthathi Theivakumaran

Title: Vice President

[PMT ISSUER TRUST - FMSR – Amendment No. 5 to Base Indenture]